Supplement to the
Fidelity Managed Retirement 2010 Fund℠
Class K6
September 28, 2024
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Purchase and Sale of Shares" heading.
Effective at the close of business on September 30, 2025, the fund is closed to new investors. Fidelity is evaluating potential changes to the Fidelity Managed Retirement funds, such as reorganizing or liquidating the funds, and may recommend changes to the fund's Board of Trustees. For more information, see the "Additional Information about the Purchase and Sale of Shares" section of the prospectus.
Effective June 1, 2025, the following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Cait Dourney (Co-Portfolio Manager) has managed the fund since 2025.
Finola McGuire Foley (Co-Portfolio Manager) has managed the fund since 2025.
R91-K6-SUSTK-0725-102 1.9916484.102	July 31, 2025